EXHIBIT (e)

FORM OF APPLICATION

NATIONAL HOME LIFE ASSURANCE COMPANY

APPLICATION FOR VARIABLE LIFE INSURANCE

PART I	☐ Check if this is a trial application	NO. A _____________

1. PROPOSED INSURED

First Name	Middle Initial	Last Name	☐ Male	Date of Birth			Age	_____
			☐ Female	Month	Day	Year		_____
☐ Married
Social Security No.			☐ Single

2. INSURED’S ADDRESS

Number	Street or Route	City	State	Zip

3. TELEPHONE

Home	Business	Best Time to Call
( )	( )	____ p m ____ p m Home: ____ p m Work: ____ p m

4. OCCUPATION

Job Title/Duties	Employer’s Name and Location (City and State)

5. OWNER

If other than Proposed Insured

First Name	Middle Initial	Last Name	Relationship to Insured

Telephone No.
Social Security Number or Tax ID Number			( )

6. OWNER’S ADDRESS

Number	Street or Route	City	State	Zip

7. SUCCESSOR OWNER

First Name	Middle Initial	Last Name	Soc Sec. or Tax ID No.	Relationship to Insured

8. BENEFICIARY(S)

Primary:	First Name	Middle Initial	Last Name	Relationship to Insured
Contingent:				Relationship to Insured

9. INITIAL PREMIUM/ALLOCATIONS

Initial Premium * $ ________________________	☐ Money Market		__________%
($5,000 minimum)	☐ High Income		__________%
	☐ Growth		__________%
• Indicate your allocations on the right.	☐ Equity Income		__________%
• Minimum allocation is 10%.	☐ ______________		__________%
• Allocations must be in whole percentages.	☐ Zero Coupon	(maturity date)
		__________	__________%
* Initial premium invested in Money Market Subaccount until end of Right to Examine period.		__________	__________%
		__________	__________%
	☐ Fixed Account		__________%
	Total (must equal 100%)		__________%

10. SUITABILITY

This section applies to the Owner(s)

A. Do you understand that the Death Benefit and Cash Value may increase or decrease depending on the investment experience of the Separate Account?	Yes	No
	☐	☐

B. Do you believe that this Policy will meet your insurance needs and financial objectives?	☐	☐

C. Have you received a current copy of the Prospectus?	☐	☐

11. EXISTING

COVERAGE

List total life insurance currently in force, or applied for, on the Proposed Insured: (If None, say None).

Full Name of Company	Face Amount	Year Applied For

12. REPLACEMENT

Will any life insurance listed above or annuity be replaced by insurance applied for in this application?  ☐  Yes    ☐  No If “Yes”, indicate name of Company(s) and amount(s) of insurance being replaced. (Any Required Comparison Forms must accompany this application.)

13. SPECIAL REQUESTS

14. ADDITIONS OR AMENDMENTS

(For Administrative Office Use Only)

15. SUPPLEMENTAL PERSONAL INFORMATION

To be answered by proposed Insured

A.	Have you had a driver’s license suspended or revoked in the past 2 years or ever been arrested for reckless or drunken driving? ☐ Yes ☐ No (If “Yes”, give details, driver’s license and state of issue) ___________________________ _____________________________________________________________________________________ _____________________________________________________________________________________

B.

Have you ever had an application for Insurance or reinstatement declined, rated, postponed, or modified? ☐ Yes ☐ No (If “Yes”, give company, date, details, and the reason)

_____________________________________________________________________________________ _____________________________________________________________________________________

C.

Do you plan to participate, or have you participated in the past two years, in any activities such as: flying as a pilot, crew member or trainee; underwater diving; mountain climbing; hang gliding; parachuting; or automobile, motorcycle or motorboat racing? ☐ Yes ☐ No (If “Yes” , indicate activity(s), date(s), details.)

_____________________________________________________________________________________ _____________________________________________________________________________________

D.

Name and address of your physician (if none, indicate none) ____________________________________

_____________________________________________________________________________________

Date last consulted and reason ____________________________________________________________

________

1. Proposed Insured’s: Height ______ ft. _____ in. Weight _______ lbs.

2. TO THE BEST OF YOUR KNOWLEDGE AND BELIEF HAVE YOU EVER BEEN TREATED FOR OR HAD ANY KNOWN INDICATION OF: (CIRCLE CONDITION, AND EXPLAIN ALL “YES” ANSWERS BELOW)
	YES	NO
A. Epilepsy: dizziness or fainting spells; convulsions: paralysis, or stroke: brain, mental, or nervous disorder?	☐	☐
B. Shortness of breath: chronic cough; chronic sore throat; recurrent bronchitis; recurrent pneumonia: emphysema; or other disorder of the lungs or respiratory system?	☐	☐
C. High blood pressure; chest pain, heart attack, heart surgery: heart murmur; blood or blood vessel disease or disorder: or other disorder of the heart or circulatory system?	☐	☐
D. Ulcer: chronic diarrehea; colitis; intestinal bleeding; jaundice; cirrhosis; recurrent disease or disorder of liver or pancreas; or other disorder of the digestive system?	☐	☐
E. Any disease or disorder of the immune system; kidneys; bladder, prostate, or reproductive organs?	☐	☐
F. Diabetes: thyroid or other endocrine disorders?	☐	☐
G. AIDS: AIDS related complex?	☐	☐
H. Cancer; cyst: tumor: or disorder of skin or lymph glands?	☐	☐
I. Ever been treated, advised, counseled, or hospitalized regarding alcohol or drug usage?	☐	☐

3. Do you now have any condition or disability which prevents employment or restricts regular activity?	☐	☐

4. Have you within the past 5 years had any mental or physical disorder not listed above?	☐	☐

5. Are you now under observation or receiving treatment?	☐	☐

Details: Include diagnosis, dates, duration, and names and addresses of attending physicians and medical facilities.

(Attach a separate sheet if necessary.)

PART III — APPLICATION FOR VARIABLE LIFE INSURANCE

I agree that: (1) the statements I have made herein, or given to the Medical Examiner are true and complete to the best of my knowledge and belief. (2) the agent has no authority to modify my application or the attached Conditional Receipt. (3) any change made by National Home and noted under Question 14 will be ratified by my acceptance of the insurance provided except there can be no change of age at issue, amount, classification, kind of insurance, or benefits without my written consent. I further agree that the insurance on my life will be effective on the date my application is signed by me provided all conditions stated on the Conditional Receipt bearing the same number as this application have been met. If such conditions have not been met, I understand that no insurance will be in effect until I have paid the full first premium and the policy is delivered to me, while I have remained in the same health condition as described in this application or in any medical examination. I understand that all Cash Values, Death Benefits and payments under any policy issued may increase or decrease depending on the investment experience of the Separate Account and are not guaranteed as to amounts.

I have paid $                                 to the agent in exchange for the Conditional Receipt bearing the same number as this application, and I hereby agree to the conditions thereof.

I AUTHORIZE any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance or reinsuring company, the Medical Information Bureau, Inc. consumer reporting agency, or employer having information available as to diagnosis, treatment and prognosis with respect to any physical or mental condition and/or treatment of me and any other non-medical information of me to give to National Home Life Assurance Company or its legal representative, any and all such information.

I UNDERSTAND the information obtained by use of the Authorization will be used by National Home Life Assurance Company to determine eligibility for insurance under this application and may be used to determine eligibility for benefits under any policy issued as a result of this application. Any information obtained will not be released by National Home Life Assurance Company to any person or organization EXCEPT to reinsuring companies, the Medical Information Bureau, Inc. or other persons or organizations performing business or legal services in connection with my application, claim, or as may be otherwise lawfully required or as I may further authorize.

I KNOW that I or my authorized representative may request to receive a copy of this Authorization and AGREE that a photographic copy of this Authorization shall be as valid as the original; and AGREE this Authorization shall be valid for two and one half years from the date shown below. I have read and kept the Notice to Applicant attached to this application pertaining to the Medical Information Bureau, Inc. and Investigative Consumer Report, as required by the Fair Credit Reporting Act.

I UNDERSTAND AND AFFIRM by my signature below that to the best of my knowledge and belief, the information in this entire application is true and complete.

Dated At		on
	__ __		Month Day Year

X		X
	Signature of Proposed incurred, Age 15 or over		Signature of Applicant or Owner other than __ __

AGENT’S STATEMENT:	Do you have knowledge or reason to believe that the replacement of existing insurance or annuities may be involved? ☐ Yes ☐ No (If “Yes”, complete comparison form if applicable.)

Have you discussed the purchase of this variable life insurance policy with your client and found it to be a suitable investment (as defined by the NASD Rules of Fair Practice) based on the individual s financial circumstances and goals?

☐    Yes    ☐  No

Agent’s Signature	Agent’s No.

____: 186 ____

NATIONAL HOME LIFE ASSURANCE COMPANY

APPLICATION FOR VARIABLE LIFE INSURANCE

PART I	☐ Check if this is a trial application	NO. A _____________

1. PROPOSED INSURED

First Name	Middle Initial	Last Name	☐ Male	Date of Birth			Age	_______
			☐ Female	Month	Day	Year		_______
☐ Married
Social Security No.			☐ Single

2. INSURED’S ADDRESS

Number	Street or Route	City	State	Zip

3. TELEPHONE

Home	Business	Best Time to Call
( )	( )	____ p m ____ p m Home: ____ p m Work: ____ p m

4. OCCUPATION

Job Title/Duties	Employer’s Name and Location (City and State)

5. OWNER

If other than Proposed Insured

First Name	Middle Initial	Last Name	Relationship to Insured

Telephone No.
Social Security Number or Tax ID Number			( )

6. OWNER’S ADDRESS

Number	Street or Route	City	State	Zip

7. SUCCESSOR OWNER

First Name	Middle Initial	Last Name	Soc Sec. or Tax ID No.	Relationship to Insured

8. BENEFICIARY(S)

Primary:	First Name	Middle Initial	Last Name	Relationship to Insured
Contingent:				Relationship to Insured

9. INITIAL PREMIUM/ ALLOCATIONS

Initial Premium * $ ________________________	☐ Money Market		__________%
($5,000 minimum)	☐ High Income		__________%
	☐ Growth		__________%
• Indicate your allocations on the right.	☐ Equity Income		__________%
• Minimum allocation is 10%.	☐ ______________		__________%
• Allocations must be in whole percentages.	☐ Zero Coupon	(maturity date)
		__________	__________%
* Initial premium invested in Money Market Subaccount until end of Right to Examine period.		__________	__________%
		__________	__________%
	☐ Fixed Account		__________%
	Total (must equal 100%)		__________%

10. SUITABILITY

This section applies to the Owner(s)

A. Do you understand that the Death Benefit and Cash Value may increase or decrease depending on the investment experience of the Separate Account?	Yes	No
	☐	☐

B. Do you believe that this Policy will meet your insurance needs and financial objectives?	☐	☐

C. Have you received a current copy of the Prospectus?	☐	☐

11. EXISTING

COVERAGE

List total life insurance currently in force, or applied for, on the Proposed Insured: (If None, say None).

Full Name of Company	Face Amount	Year Applied For

12. REPLACEMENT

Will any life insurance listed above or annuity be replaced by insurance applied for in this application?  ☐  Yes    ☐  No If “Yes”, indicate name of Company(s) and amount(s) of insurance being replaced. (Any Required Comparison Forms must accompany this application.)

13. SPECIAL REQUESTS

14. ADDITIONS OR AMENDMENTS

(For Administrative Office Use Only)

15. SUPPLEMENTAL PERSONAL INFORMATION To be answered by proposed Insured

A.	Have you had a driver’s license suspended or revoked in the past 2 years or ever been arrested for reckless or drunken driving? ☐ Yes ☐ No (If “Yes”, give details, driver’s license and state of issue) ___________________________ _____________________________________________________________________________________ _____________________________________________________________________________________

B.

Have you ever had an application for Insurance or reinstatement declined, rated, postponed, or modified?   ☐  Yes    ☐  No (If “Yes”, give company, date, details, and the reason)

_____________________________________________________________________________________ _____________________________________________________________________________________

C.

Do you plan to participate, or have you participated in the past two years, in any activities such as: flying as a pilot, crew member or trainee; underwater diving; mountain climbing; hang gliding; parachuting; or automobile, motorcycle or motorboat racing? ☐  Yes   ☐    No (If “Yes”, indicate activity(s), date(s), details.) ____________________________________

_____________________________________________________________________________________ _____________________________________________________________________________________

D.

Name and address of your physician (if none, indicate none) ____________________________________

_____________________________________________________________________________________

Date last consulted and reason ____________________________________________________________

PART II — MEDICAL QUESTIONNAIRE (To Be Answered by Proposed Insured)

1. Proposed Insured’s: Height ft. in. Weight lbs.

2. TO THE BEST OF YOUR KNOWLEDGE AND BELIEF HAVE YOU EVER BEEN TREATED FOR OR HAD ANY KNOWN INDICATION OF: (CIRCLE CONDITION, AND EXPLAIN ALL “YES” ANSWERS BELOW)
	YES	NO
A. Epilepsy; dizziness or fainting spells; convulsions; paralysis or stroke; brain, mental, or nervous disorder?	☐	☐
B. Shortness of breath; chronic cough; chronic sore throat; recurrent bronchitis; recurrent pneumonia; emphysema; or other disorder of the lungs or respiratory system?	☐	☐
C. High blood pressure; chest pain, heart attack, heart surgery; heart murmur; blood or blood vessel disease or disorder: or other disorder of the heart or circulatory system?	☐	☐
D. Ulcer; chronic diarrehea; colitis; intestinal bleeding; jaundice; cirrhosis; recurrent disease or disorder of liver or pancreas; or other disorder of the digestive system?	☐	☐
E. Any disease or disorder of the kidneys; bladder, prostate, or reproductive organs?	☐	☐
F. Diabetes: thyroid or other endocrine disorders?	☐	☐
G. Any disease or disorder of the immune system?	☐	☐
H. Cancer; cyst; tumor; or disorder of skin or lymph glands?	☐	☐
I. Ever been treated, advised, counseled, or hospitalized regarding alcohol or drug usage?	☐	☐

3. Do you now have any condition or disability which prevents employment or restricts regular activity?	☐	☐

4. Have you within the past 5 years had any mental or physical disorder not listed above?	☐	☐

5. Are you now under observation or receiving treatment?	☐	☐

Details: Include diagnosis, dates, duration, and names and addresses of attending physicians and medical facilities.

(Attach a separate sheet if necessary.)

PART III — APPLICATION FOR VARIABLE LIFE INSURANCE

I agree that: (1) the statements I have made herein, or given to the Medical Examiner are true and complete to the best of my knowledge and belief. (2) the agent has no authority to modify my application or the attached Conditional Receipt. (3) any change made by National Home and noted under Question 14 will be ratified by my acceptance of the insurance provided except there can be no change of age at issue, amount, classification, kind of insurance, or benefits without my written consent. I further agree that the insurance on my life will be effective on the date my application is signed by me provided all conditions stated on the Conditional Receipt bearing the same number as this application have been met. If such conditions have not been met, I understand that no insurance will be in effect until I have paid the full first premium and the policy is delivered to me, while I have remained in the same health condition as described in this application or in any medical examination. I understand that all Cash Values, Death Benefits and payments under any policy issued may increase or decrease depending on the investment experience of the Separate Account and are not guaranteed as to amounts.

I have paid $                         to the agent in exchange for the Conditional Receipt bearing the same number as this application, and I hereby agree to the conditions thereof.

I AUTHORIZE any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance or reinsuring company, the Medical Information Bureau, Inc. consumer reporting agency, or employer having information available as to diagnosis, treatment and prognosis with respect to any physical or mental condition and/or treatment of me and any other non-medical information of me to give to National Home Life Assurance Company or its legal representative, any and all such information.

I UNDERSTAND the information obtained by use of the Authorization will be used by National Home Life Assurance Company to determine eligibility for insurance under this application and may be used to determine eligibility for benefits under any policy issued as a result of this application. Any information obtained will not be released by National Home Life Assurance Company to any person or organization EXCEPT to reinsuring companies, the Medical Information Bureau, Inc. or other persons or organizations performing business or legal services in connection with my application, claim, or as may be otherwise lawfully required or as I may further authorize.

I KNOW that I or my authorized representative may request to receive a copy of this Authorization and AGREE that a photographic copy of this Authorization shall be as valid as the original; and AGREE this Authorization shall be valid for two and one half years from the date shown below. I have read and kept the Notice to Applicant attached to this application pertaining to the Medical Information Bureau, Inc. and Investigative Consumer Report, as required by the Fair Credit Reporting Act.

I UNDERSTAND AND AFFIRM by my signature below that to the best of my knowledge and belief, the information in this entire application is true and complete.

Dated At	on
Month Day Year

X		X
	Signature of Proposed incurred, Age 15 or over		Signature of Applicant or Owner other than proposed incurred

AGENT’S STATEMENT:	Do you have knowledge or reason to believe that the replacement of existing insurance or annuities may be involved? ☐ Yes ☐ No (If “Yes”, complete comparison form if applicable.)

Have you discussed the purchase of this variable life insurance policy with your client and found it to be a suitable investment (as defined by the NASD Rules of Fair Practice) based on the individual s financial circumstances and goals?

☐    Yes    ☐  No

Agent’s Signature	Agent’s No.

: 186